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                                                                   EXHIBIT 23.2

                               AUDITOR'S CONSENT

  I consent to the reference to my firm under the caption "Experts" and to the use of my report dated April 29, 1996 in the Registration Statement (Form S-3) and related Prospectus of Buckeye Cellulose Corporation for the registration of $100,000,000 in Senior Subordinated Notes.

                                          Dipl.-Ing Wolf Gadecke
                                         Wirtschaftsprufer

Hamburg, Germany
May 31, 1996